                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  March 31, 1997




                          REDWOOD BROADCASTING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Colorado                          33-00321                     84-0928022
------------------------       ----------------            -------------------
(State or other juris-         (Commission file              (IRS Employer
diction of incorporation            number)                Identification No.)
or organization)





P.O. Box 3463, 7518 Elbow Bend Rd., Bldg. A, Suite I, Carefree, Arizona  85377
------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (602) 488-2596
      -------------------------------------------------------------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2:  ACQUISITION AND DISPOSITION OF ASSETS
----------------------------------------------

DISPOSITION OF ASSETS
---------------------
     On March 31, 1997, having obtained the approval of the Federal Communications Commission ("FCC"), Redwood Broadcasting, Inc. (the "Company") consummated the sale of substantially all of the assets owned and utilized in connection with radio stations KHSL-FM and KNSN-AM.

     The sale of the radio stations was effected through two separate but concurrent transactions: the sale of a 1947 back-up transmitter and broadcast tower system used in the operation of Station KNSN-AM to Pacific FM, Inc., a California corporation ("Pacific FM"), and the sale of the remaining tangible and intangible assets utilized in connection with both radio stations to McCoy Broadcasting Company ("McCoy").

     In consideration of the assets of radio stations KNSN-AM and KHSL-FM, McCoy paid to the Company a total consideration of $833,000, of which $633,000 was paid in cash at closing. The balance of $200,000 was evidenced by McCoy's promissory note issued to the Company which, together with interest at the rate of 7% per annum, is payable in quarterly installments of $3,500 each, with the total outstanding balance of principal and unpaid interest due on March 31, 1999. The obligations of McCoy under the Promissory Note are secured by a Security Agreement and Financing Statement covering the assets of KHSL-FM and KNSN-AM, excluding the applicable FCC licenses.

     In the concurrent closing, Pacific FM purchased the transmitter and tower system for a total purchase price of $633,000, of which $10,000 was paid at closing, subject to the following adjustments: if the balance of the purchase price is paid on or before April 30, 1997, the balance due is $633,000; if the balance of the purchase price is not paid on or before April 30, 1997, then on April 30, 1997 an additional $10,000 payment shall be due and the purchase price shall be increased to $650,000. Thereafter the purchase price of $650,000 is due on or before the last day of each successive month provided that Pacific FM may extend the due date for an additional period of one month by the payment to the Company of $10,000 for each such one-month extension period, until August 31, 1997. If the balance of the purchase price is not paid on or before August 31, 1997, Pacific FM shall be obligated to pay the Company an additional extension fee of $15,000 for each month or fraction of a month between August 31, 1997 and the date the balance of the purchase price is paid in full.

     Prior to the foregoing transactions, there existed no material relationship or affiliation between the Company, or its affiliates, on the one hand, or either Pacific FM or McCoy, or their respective affiliates, on the other.

ACQUISITION OF ASSETS
---------------------
     Effective April 1, 1997, the Company acquired from Power Surge, Inc., a Delaware corporation ("Power Surge") an option to purchase radio broadcast stations KNRO-AM, Redding, California, and KARZ-FM, Burney, California (the "Power Surge Stations"). Under the terms of the Option, the Company can purchase the Power Surge Stations at any time for a period of six (6) months, or until September 30, 1997 ("Option Period"), for a purchase price of $1,200,000. If the Company elects to exercise its option to purchase the Power Surge Stations, it can pay the purchase price either in cash at closing or through the issuance of 1,000,000 shares of its common stock, valued at $1.20 per share.

     Power Surge is a controlled corporation of John C. Power, the Company's President, Director and principal shareholder through his affiliation with Redwood Microcap Fund, Inc. ("Microcap"). The Power Surge Stations were purchased by Mr. Power through another controlled corporation, Power Curve, Inc. ("Power Curve"), from non-affiliated third parties on January 31, 1997. Power Curve purchased the Power Surge Stations for a total purchase price of $1,200,000, the same as the option price granted to the Company by Power Surge. Under the terms of the acquisition, Power Curve paid to the seller of the Power Surge Stations $480,000 in cash at closing and executed a 10-year promissory note in the principal amount of $720,000. The promissory note issued to the Seller by Power Curve, Inc. is secured by other assets and securities owned by Power Curve.

     Power Curve transferred the Power Surge Stations to Power Surge effective March 31, 1997 in order to facilitate the Option being granted to the Company more fully described herein.

     The Company's ability to exercise the Option to purchase the Power Surge Stations is subject to FCC approval and other customary conditions to closing.

     Effective April 1, 1997, Power Surge and the Company entered into a Time Brokerage Agreement (Local Management Agreement) ("LMA") pursuant to which during the Option Period the Company will provide programming for the Power Surge Stations in conformity with rules and policies of the FCC. Under the terms of the LMA, the Company will pay Power Surge an LMA fee of $5,000 per month. Further, under the terms of the LMA, the Company will be responsible for operating the Power Surge Stations and will effectively bear the economic risk and benefit of owning the Power Surge Stations during the LMA and Option Period. Power Surge shall be responsible for maintaining in effect the FCC licenses covering the Power Surge Stations.

     When the Company's management learned of the opportunity to purchase the Power Surge Stations, it recognized that those stations represented a potential opportunity for the company. However, at the time the Company lacked sufficient working capital to take advantage of the opportunity. In order to preserve that opportunity on behalf of the Company, Mr. Power through Power Curve purchased the Power Surge Stations with the intent to give the Company the opportunity to acquire the Power Surge Stations at a later date when it had the capital necessary to do so. Through Power Surge, Mr. Power has made available to the Company the opportunity to acquire the Power Surge Stations upon terms no less favorable than the terms upon which Mr. Power initially acquired those assets through Power Curve in January 1997.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
          -----------------------------------------
          Pursuant to Item 7(a)(4) of Form 8-K, the Company represents that it is impracticable to provide the required financial statements for the Power Surge Stations at the time this Report on Form 8-K is filed and undertakes to file such required financial statements as an amendment to this Form as soon as practicable, but not later than 60 days after this Report on Form 8-K must be filed with the Commission.

     b.   PROFORMA FINANCIAL INFORMATION
          ------------------------------
          (1) Filed herewith are the Company's Proforma Balance Sheet as of December 31, 1996 (unaudited) and the Company's Proforma Statement of Operations for the Nine Months Ended December 31, 1996 and December 31, 1995 (unaudited) giving effect to the sale of broadcast radio stations KHSL-FM and KNSN-AM.

          (2) Pursuant to Item 7(b) of Form 8-K, the Company represents that it is impracticable to provide the required proforma financial information for the Power Surge Stations at the time this Report on Form 8-K is filed and undertakes to file such required proforma financial information as an amendment to this Form as soon as practicable, but not later than 60 days after this Report on Form 8-K must be filed with the Commission.

     c.   EXHIBITS
          --------
          Exhibit No.    Title
          -----------    -----
          10.1 KNSN-AN and KHSL-FM Asset Purchase Agreement dated March 12, 1996, incorporated by reference from the Company's Registration Statement on Form SB-2, Registration No. 33-080321, as filed with the Commission on February 13, 1997

          10.2 Amendment to Asset Purchase Agreement with Pacific FM, Inc. dated March 28, 1997

          10.3 Time Brokerage Agreement (Local Management Agreement) dated April 1, 1997

          10.4 Option Agreement

                          REDWOOD BROADCASTING, INC.

                            PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                                                PRO FORMA         PRO FORMA
                                      (RBI)    ADJUSTMENTS        COMBINED
                                   ---------- -------------      -----------

                                    ASSETS
                                    ------

Current assets:
     Cash                       $   21,902   $       --        $    21,902
     Accounts Receivable,
          net of allowance for
          doubtful accounts         96,279           --             96,279
     Other                         181,862           --            181,862
                                __________   __________         __________

          Total current assets  $  300,043   $       --        $   300,043

     Property and equipment,
          net of accumulated
          depreciation          $1,311,207   $ (213,308)  (1)  $ 1,097,899
     License,
          net of accumulated
          amortization             464,583     (464,583)  (1)           --
     Notes receivable                   --      833,000   (1)      833,000
     Other assets                  314,196           --            314,196
                                __________   __________         __________
Total Assets                    $2,390,029   $  155,109        $ 2,545,138
                                ==========   ==========         ==========

                                  LIABILITIES
                                  -----------

Current liabilities:
     Accounts payable and
          accrued expenses      $  287,205           --   (1)  $   287,205
     Notes payable,
          current portion        1,004,850     (633,000)  (1)      371,850
     Common stock subject to
          mandatory redemption     304,512           --            304,512
     Accounts payable,
          related parties          382,820           --            382,820
     Unearned income,
          current portion           21,700           --             21,700
                                __________   __________        __________
          Total current
          liabilities           $2,001,087   $ (633,000)       $ 1,368,087

     Notes payable,
          net of current
          portion                  657,193           --            657,193
                                __________   __________         __________
          Total liabilities     $2,658,280   $       --        $ 2,025,280
                                __________   __________         __________
Stockholders' Equity:
     Common stock                    3,452           --              3,452
     Additional paid-in
          capital                  661,793           --            661,793
     Retained earnings,
          accumulated
          (deficit)               (933,496)     788,109   (1)     (145,387)
                                __________   __________         __________

          Total Stockholders'
          Equity (Deficit)      $ (268,251)  $  788,109        $   519,858

Total Liabilities and
          Stockholders' Equity
          (Deficit)             $2,390,027   $  155,109        $ 2,545,138
                                ==========   ==========         ==========

The accompanying notes are an integral part of the financial statements.

                          REDWOOD BROADCASTING, INC.
                         and CONSOLIDATED SUBSIDIARIES

                                   PRO-FORMA
                           STATEMENTS OF OPERATIONS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                     NINE MONTHS ENDED DECEMBER 31,
                                           1996           1995
                                        (UNAUDITED)    (UNAUDITED)
                                        -----------    -----------
Total Revenues                        $   293,993    $   566,587
  Less agency commission                   22,955         38,766
                                      ___________    ___________
Net Revenues                          $   271,038    $   527,821

Operating Expenses:
  Station operating expenses,
     excluding depreciation
     and amortization                 $   450,348    $   681,688
  Depreciation and amortization            69,036             --
  Corporate general and
     administrative expenses               37,976         69,056
                                      ___________    ___________
Total operating expenses              $   557,360    $   750,744

Operating (loss)                         (286,322)      (222,923)

Other expense
  Other expense                       $    32,155             --
  Interest expense                         82,795         17,529
                                      ___________    ___________
Total other expense                   $   114,950    $    17,529

Net (loss)                            $  (401,272)   $  (240,452)
                                      ===========    ===========

Net (loss) per share                        (0.47)         (0.40)
                                      ===========    ===========

Weighted average shares outstanding       861,758        600,088
                                      ===========    ===========

SEE ACCOMPANYING NOTES.

                                          REDWOOD BROADCASTING, INC.
                                         and CONSOLIDATED SUBSIDIARIES
                                                   PRO-FORMA
                                           STATEMENTS OF OPERATIONS
                                               December 31, 1996
                                                  (Unaudited)
                               RBI         KHSL       RBI-PRO          RBI         KHSL       RBI-PRO
                              Nine         Nine        Nine           Nine         Nine        Nine
                             Months       Months      Months         Months       Months      Months
                              Ended        Ended       Ended          Ended        Ended       Ended
                            12/31/96     12/31/96    12/31/96       12/31/95     12/31/95    12/31/95
                          ------------ ------------------------   ------------ ------------------------
Total Revenues                293,993     (27,233)    266,760        566,587     (555,029)     11,558
  Less Agency
     Commissions               22,955          --      22,955         38,766      (38,766)         --
                          ___________  __________  __________     __________   __________  __________
Net Revenues                  271,038     (27,233)    243,805        527,821     (516,263)     11,558

Operating Expenses
  Station Operating
     Expenses,
     Excluding
     Depreciation
     and Amortization         450,348     (96,071)    354,277        681,688     (613,923)     67,765
  Depreciation and
     Amortization              69,036          --      69,036             --            -      69,056
  Corporate General and
     Administrative
     Expenses                  37,976          --      37,976         69,056            -      69,056
                          ___________  __________  __________     __________   __________  __________
Total Operating Expenses      557,360     (96,071)    461,289        750,744     (613,923)    136,821

Operating Loss               (286,322)     68,838    (217,484)      (222,923)      97,660    (125,263)

Other Expense
  Other Expense                32,155     (77,584)    (45,429)             -           --          --
  Interest Expense             82,795      (1,236)     81,559         17,529           --      17,529
                          ___________  __________  __________     __________   __________  __________
Total Other Expense           114,950     (78,820)     36,130         17,529            -      17,529

Net Loss                     (401,272)    147,658    (253,614)      (240,452)      97,660    (142,792)

Net Loss Per Share          $   (0.47)  $    0.17    $  (0.29)      $  (0.40)   $    0.16   $   (0.24)

Weighted Average
  Shares Outstanding          861,758     861,785     861,758        600,088      600,008     600,008

                          REDWOOD BROADCASTING, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


(1)  GENERAL
     -------

     On March 31, 1997, the Company sold radio stations KHSL-AM/FM for $633,000 in cash and a promissory note in the principal amount of $200,000. Concurrently, the Company sold certain other assets for $633,000 payable in future installments. Effective April 1, 1997, the Company acquired an option to purchase KNRO-AM and KARZ-FM for a purchase price of $1,200,000 (Power Surge Stations). During the option period, the stations will be operated by the Company under a Time Brokerage Agreement (Broker Management Agreement).

     The Company pro forma balance sheet as of December 3, 1996 gives effect to the sale of KHSL and the proposed purchase of the Power Surge Stations as of the transactions had been consummated on December 31, 1996. The Company pro forma statement of operations for the nine-month ended December 31, 1996 and December 31, 1995 give effect to the sale of KHSL and the purchase of the Power Surge Stations as if the transactions had been consummated on April 1, 1996.

     The unaudited pro forma financial statements should be read in conjunction with the history financial statements of the Company. The unaudited pro forma financial statements do not purport to be indicative of the financial position of the Company had the transactions occurred on December 31, 1996. Nor do the unaudited pro forma statements of operations purport to be indicative of the results of operations that actually would have occurred had the transactions occurred on April 1, 1996, or to project the Company's financial position or results of operations for any future period.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              REDWOOD BROADCASTING, INC.



Date:     4/14/97             By:  /s/ John C. Power
       --------------              --------------------------
                                   John C. Power